Exhibit 10(n)
                                AMENDMENT NO. 12
                                       TO
        RECEIVABLES PURCHASE AGREEMENT AND AMENDMENT TO OTHER DOCUMENTS
          THIS AMENDMENT NO. 12 TO RECEIVABLES PURCHASE AGREEMENT AND AMENDMENT TO OTHER DOCUMENTS (the "Amendment") dated as of May 26, 2000 is entered into by and among APR FUNDING CORPORATION, a Delaware corporation ("Seller"), UNIVERSAL

PREMIUM ACCEPTANCE CORPORATION, a Missouri corporation, individually ("UPAC")

and as Servicer (in such capacity, the "Servicer"), TRANSFINANCIAL HOLDINGS,

INC., a Delaware corporation (the "Parent"), UPAC OF CALIFORNIA, INC., a

California corporation ("UPAC California"), OXFORD PREMIUM FINANCE, INC., an

Illinois corporation ("Oxford"), AGENCY PREMIUM RESOURCE, INC., a Kansas

corporation ("APR"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company ("Purchaser"), and DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG (as "Agent"

and in its individual capacity ("DG Bank")). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A to the "Agreement" (as defined below).


                              W I T N E S S E T H:
          WHEREAS, the Seller, UPAC, the Servicer, the Parent, EagleFunding Capital Corporation, a Delaware corporation ("EagleFunding") and Fleet National

Bank, a national banking association, in its individual capacity ("Fleet") and as "Agent" (in such capacity, the "Former Agent") have entered into that certain

Receivables Purchase Agreement dated as of December 31, 1996 (as the same has been amended, restated, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"); and
          WHEREAS, pursuant to that certain Assignment and Assumption Agreement of even date herewith among the Purchaser, DG Bank, the Agent, EagleFunding, Fleet, the Former Agent, Fleet National Bank in its capacity as Custodian under the Custody Agreement and Fleet National Bank in its capacity as Backup Servicer under the Backup Servicing Agreement, as of the "Effective Date", as defined therein, (i) EagleFunding has assigned all of its rights under the Agreement, and Purchaser has assumed all of the obligations of EagleFunding under the Agreement, and (ii) Fleet and the Former Agent have assigned all of their rights under the Agreement to DG Bank and the Agent, respectively, and DG Bank and the Agent have respectively assumed all of the obligations of Fleet and the Former Agent under the Agreement, and
          WHEREAS, the parties hereto have agreed to modify certain terms and provisions of the Transaction Documents and the Subordinated Notes as set forth herein;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1.     AMENDMENTS TO THE AGREEMENT.  Effective as of the first date on which each of the conditions set forth in Section 2 hereof shall have been satisfied, the Agreement, the Schedules thereto and the Exhibits thereto are hereby amended, such that together with Amendment Nos. 1-11 to the Agreement, the Agreement, the Schedules thereto and the Exhibits thereto are in the form attached as Exhibit A.

     SECTION 2.     AMENDMENTS TO TRANSACTION DOCUMENTS AND SUBORDINATED NOTES.

Effective as of the first date on which each of the conditions set forth in
Section 4 hereof shall have been satisfied (the "Effective Date"), the documents described below shall be amended as follows:
     (a) All references in the Purchase and Sale Agreement and the Subordinated Notes (such documents together with the Agreement being collectively referred to hereinafter as the "Receivables Documents" and sometimes individually as a "Receivables Document") to (i) Purchaser or EagleFunding Capital Corporation shall mean Autobahn Funding Company LLC, a Delaware limited liability company, (ii) the Agent shall mean DG Bank Deutsche Genossenschaftsbank AG, in its capacity as Agent, (iii) to BankBoston, N.A. or Fleet National Bank in its individual capacity shall mean, DG Bank Deutsche Genossenschaftsbank AG in its individual capacity, (iv) the Custodian shall mean Iron Mountain Incorporated, and (v) the Backup Servicer shall mean Input 1, LLC, a California limited liability company.
     (b) The Purchase and Sale Agreement is amended to remove APR as a party thereto and to eliminate any right of Oxford to sell Contracts, Related Receivables and Originator Collateral to Funding; it being understood that Oxford shall remain liable pursuant to the terms of the Purchase and Sale Agreement with respect to any "Originator Purchases" (as defined in the Purchase and Sale Agreement) to which Oxford was a party prior to the Effective Date and upon the indefeasible payment in full by Oxford of all of its obligations with respect to the Pool Receivables originated by Oxford, Oxford shall, automatically on such date without further action by any party hereto, be removed as a party to the Purchase and Sale Agreement.
     (c) Section 1.2(f) of the Purchase and Sale Agreement is amended to delete the delete the words "-LR" and to delete the words "LR = 'Loss Reserve

Discount' which means the loss reserves established in respect of such Contract and related Receivable on the books of the relevant selling Originator".
     (d) Section 1.5 of the Purchase and Sale Agreement is amended to add the following clause to the penultimate sentence of such Section:";provided, however, that such Originator shall have no liability to Funding for any such credits, deductions, allowances or other reductions that result directly from any action or omission of Funding, the Purchaser or the Agent".
     (e) Section 1.6(o) of the Purchase and Sale Agreement is amended to add the following clause to the second line thereof immediately preceding the semicolon and the proviso: "other than directly as a result of (i) any action or omission of Funding, the Purchaser or the Agent exclusive of any such action or omission relating to the failure of the Purchaser or the Agent to be licensed as a premium finance loan company or (ii) any change after the date of the Originator Purchase thereof in applicable laws or regulations,".
     (f) Section 1.6(p) of the Purchase and Sale Agreement is amended to add the following clause in the first line thereof immediately after the term "Purchaser,": "other than directly as a result of (A) any action or omission of Funding, the Purchaser or the Agent exclusive of any such action or omission relating to the failure of the Purchaser or the Agent to be licensed as a premium finance loan company or (B) any change after the date of the Originator Purchase thereof in applicable laws or regulations,".
     (g) Section 4.1(k) of the Purchase and Sale Agreement is amended to delete the words "and shall have continued to have maintained" in the sixth line thereof.
     (h) Section 5.1 (h) of the Purchase and Sale Agreement is amended to add the following introductory clause: "To the extent that such Originator acts as the Servicer or in the event that notwithstanding the payment instructions given to the Obligors, a payment with respect to a Receivable subject to an Originator Purchase is made to such Originator,".
     (i) Section 5.1 (i) of the Purchase and Sale Agreement is amended and restated in its entirety to read as follows: "With regard to any Receivable originated by such Originator, to the extent that such Originator acts as the Servicer or prior to the date of the Originator Purchase with respect to such Receivable, cancel the related insurance policy in accordance with its applicable Credit and Collection Policy, unless non-cancellation thereof will not materially and adversely impact such Receivable or the Receivables Pool taken as a whole.
     (j) Section 5.1(k)(y) of the Purchase and Sale Agreement is amended to add the words "Funding and Purchaser" after the term "Originator".
     (k) Section 8.4(a)(iv) of the Purchase and Sale Agreement is amended to delete the words "and maintain vested in Purchaser".
     (l) Section 8.4(a)(v) of the Purchase and Sale Agreement is amended to add the following introductory clause: "to the extent necessary to transfer the Originator Eligible Receivables to Funding,".
     (m) Section 8.4(a)(vi) of the Purchase and Sale Agreement is amended to add the following clause to the end of such Section:", other than any such dispute, claim, offset or defense directly resulting from any action or omission of Funding, the Purchaser or the Agent,".
     (n) Section 8.4(a)(viii) of the Purchase and Sale Agreement is amended to add the following clause at the end of such Section: "other than directly as a result of any action or omission of Funding, the Purchaser or the Agent".
     (o) Section 8.4(a)(x) of the Purchase and Sale Agreement is amended and restated in its entirety to read as follows: "(x)(A) any proceeding, investigation or inquiry which does or could result in an Adverse Determination,
(B) any Adverse Determination, other than in the case of both clauses (A) and
(B), directly as a result of (1) any action or omission of Funding, the Purchaser or the Agent exclusive of any such action or omission relating to the failure of the Purchaser or the Agent to be licensed as a premium finance loan company or (2) any change after the date of the Originator Purchase thereof in applicable laws or regulations, or (C) the failure by such Originator to vest in Funding a valid and first priority security interest in any and all unearned premium related to each Receivable originated by such Originator."
     (p) Section 8.4(a)(xii) of the Purchase and Sale Agreement is amended to add the following clause thereto at the end thereof: "to the extent that such Originator acts as the Servicer or such cancellation should have been made on or prior to the date of the Originator Purchase with respect to the related Receivable".
     (q) Section 8.4(a)(xiii) of the Purchase and Sale Agreement is amended to add the following clause thereto at the end thereof: "other than any Purchase and Sale Event specified in Section 7.2(a) or solely as it relates to Funding, any Purchase and Sale Event specified in Section 7.2(e)".
     (r) All notice addresses for the Agent or BankBoston, N.A. or Fleet National Bank in their individual capacities in any of the Receivable Documents shall be replaced by the following notice address:
     DG Bank Deutsche Genossenschaftsbank AG
     690 Fifth Avenue, Suite 911
     New York, New York   10017
     Attention:  Patrick Preece
     Facsimile No.:  212-745-1665
     Telephone No.:  212-745-1659
     (s) All notice addresses for the Purchaser in any of the Receivables Documents shall be replaced by the following notice address
     Autobahn Funding Company LLC
     c/o Lord Securities Corporation
     Two Wall Street, 19th Floor
     New York, New York   10017
     Attention:  Frank Bilotta
     Facsimile No.:  212-346-9012
     Telephone No.:  212-346-9008
     SECTION 3.     REAFFIRMATION OF DOCUMENTS AND REPRESENTATIONS AND

WARRANTIES.  Each of the Originators, UPAC, the Seller and the Servicer (i)

ratifies and reaffirms all of its obligations under the Receivables Documents to which it is a party, and (ii) remakes as of the Effective Date each of its representations and warranties contained in the Receivables Documents to which it is a party and confirms that each such representation and warranty is true and correct as of the Effective Date. Each of the Seller and the Servicer confirms that Purchaser's Total Investment as of the Effective Date is $68,000,000 and that as of the Effective Date neither the Seller nor the Servicer has any defense or claim against any of Purchaser, the Agent, DG Bank, EagleFunding Capital Corporation, the Former Agent, or Fleet National Bank, in any way relating to or arising from any of the Receivables Documents to which it is a party other than the periodic payments to be made to the Seller and the Servicer pursuant to Article III of the Agreement.
     SECTION 4.     CONDITIONS PRECEDENT.  This Amendment shall become effective upon the satisfaction of the following conditions precedent:
     (a)       The Agent shall have received:
          (i) eight fully executed copies of (A) this Amendment, (B) the Liquidity Purchase Agreement of even date herewith among the Purchaser, the financial institutions from time to time party thereto as liquidity providers and DG Bank Deutsche Genossenschaftsbank AG, as the Liquidity Agent (the "Liquidity Purchase Agreement"), and (C) the Fee Letter; and

          (ii) the other documents listed on the List of Closing Documents attached as Exhibit C hereto.

     (b) No event or condition has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment, which would constitute a Liquidation Event or Unmatured Liquidation Event;
     (c) All of the fees and expenses referred to in Section 9 below, the fees described in the Fee Letter that are due and payable on or prior to the Effective Date, and any other fees and expenses owing under Section 14.05 of the Agreement or any other agreement between the parties thereto shall have been paid in full.
     SECTION 5.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
     SECTION 6.     SEVERABILITY.  Each provision of this Amendment shall be

severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
     SECTION 7.     REFERENCE TO AND EFFECT ON THE AGREEMENT.   Upon the

effectiveness of this Amendment, each reference in any of the Receivables Documents amended hereby to such Receivables Document shall mean and be, and references to shall mean and be, a reference to the such Receivables Document as previously amended and as amended hereby. Except as otherwise amended by this Amendment, each Receivables Document as previously amended shall continue in full force and effect and is hereby ratified and confirmed.
     SECTION 8.     COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
     SECTION 9.     FEES AND EXPENSES.  The Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto.
                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             [Amendment No. 12  Signature Page]
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

APR FUNDING CORPORATION,
      as Seller

By:   /s/ Kurt Huffman

Title:President


UNIVERSAL PREMIUM ACCEPTANCE CORPORATION, individually, as initial Servicer and as an Originator

By:   /s/ Kurt Huffman

Title:President


UPAC OF CALIFORNIA, INC., as an Originator
By:   /s/ Kurt Huffman

Title:President


OXFORD PREMIUM FINANCE, INC., as an
      Originator

By:   /s/ Kurt Huffman

Title:President


AGENCY PREMIUM RESOURCE, INC.

By:   /s/ Kurt Huffman

Title:President



TRANSFINANCIAL HOLDINGS, INC., as Parent

By:   /s/ Timothy P. O'Neil
Title:President








AUTOBAHN FUNDING COMPANY, LLC,
      as Purchaser
By:   DG Bank Deutsche Genossenschaftsbank
      AG, as its attorney-in-fact

      By:
      Title:


DG BANK DEUTSCHE
GENOSSENSCHAFTSBANK AG, individually and as Agent

By:
Title:




                                             [Amendment No. 12  Signature Page]
[Acknowledged and agreed to
as of this 26th day of May, 2000 in
accordance with Section 6.03 of that
certain Liquidity Purchase Agreement dated as of May 26, 2000, as amended, among the Purchaser, the financial institutions from time to time parties thereto as liquidity providers, and DG Bank Deutsche Genossenschaftsbank AG as liquidity agent
DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, as a Liquidity Provider
By
Title
             , as a Liquidity Provider
By
Title

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